Exhibit 99.1

Monthly Operating Report
ACCRUAL BASIS
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

JUDGE:	Honorable Brenda T. Rhoades

UNITED STATES BANKRUPTCY COURT

NORTHERN & EASTERN DISTRICTS OF TEXAS

REGION 6

MONTHLY OPERATING REPORT

MONTH ENDING:	February 29	2020
MONTH	YEAR

IN  ACCORDANCE  WITH  TITLE  28,  SECTION  1746,  OF  THE  UNITED  STATES  CODE,  I DECLARE UNDER PENALTY  OF  PERJURY  THAT  I  HAVE  EXAMINED  THE  FOLLOWING MONTHLY  OPERATING  REPORT (ACCRUAL BASIS-1  THROUGH  ACCRUAL BASIS-7)  AND THE  ACCOMPANYING  ATTACHMENTS  AND,  TO  THE  BEST  OF  MY  KNOWLEDGE,  THESE DOCUMENTS  ARE  TRUE,  CORRECT,  AND  COMPLETE. DECLARATION  OF  THE  PREPARER (OTHER  THAN  RESPONSIBLE  PARTY) IS  BASED  ON  ALL  INFORMATION  OF  WHICH PREPARER  HAS  ANY  KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Jennifer J. Kosharek	Chief Financial Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

Jennifer J. Kosharek	3/25/2020
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

Chief Financial Officer
ORIGINAL SIGNATURE OF PREPARER	TITLE

Jennifer J. Kosharek	3/25/2020
PRINTED NAME OF PREPARER	DATE

		Monthly Operating Report	Monthly Operating Report
		ACCRUAL BASIS-1	ACCRUAL BASIS-1
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT as of Nov. 12	NOVEMBER 30	DECEMBER 31	JANUARY 31	FEBRUARY 29
ASSETS
1.	UNRESTRICTED CASH	$ 9,769,668	$ 9,565,361	$ 8,286,353	$ 7,292,985	$ 5,769,858
2.	RESTRICTED CASH	$ -	$ -	$ -	$ -	$ -
3.	TOTAL CASH	$ 9,769,668	$ 9,565,361	$ 8,286,353	$ 7,292,985	$ 5,769,858
4.	ACCOUNTS RECEIVABLE (NET)	$ 5,616,444	$ 4,270,444	$ 3,025,206	$ 1,811,492	$ 1,505,221
5.	INVENTORY	$ 13,714,792	$ 13,503,589	$ 13,049,987	$ 12,997,714	$ 12,867,167
6.	NOTES RECEIVABLE	$ -	$ -	$ -	$ -	$ -
7.	PREPAID EXPENSES	$ 2,075,993	$ 1,971,200	$ 1,696,383	$ 1,457,476	$ 1,325,352
8.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
9.	TOTAL CURRENT ASSETS	$ 31,176,897	$ 29,310,594	$ 26,057,929	$ 23,559,667	$ 21,467,598
10.	PROPERTY, PLANT & EQUIPMENT	$ 5,149,385	$ 11,909,274	$ 11,909,274	$ 11,909,274	$ 11,909,274
11.	LESS: ACCUMULATED DEPRECIATION/DEPLETION		$ (6,815,209)	$ (6,909,877)	$ (7,003,191)	$ (7,117,762)
12.	NET PROPERTY, PLANT & EQUIPMENT	$ 5,149,385	$ 5,094,064	$ 4,999,397	$ 4,906,083	$ 4,791,512
13.	DUE FROM INSIDERS	$ -	$ -	$ -	$ -	$ -
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
15.	OTHER (ATTACH LIST)	$ 1,457,176	$ 1,438,411	$ 1,400,555	$ 1,362,368	$ 1,323,850
16.	TOTAL ASSETS	$ 37,783,458	$ 35,843,070	$ 32,457,881	$ 29,828,118	$ 27,582,960
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$ 68,036	$ 225,061	$ 46,536	$ 366,499
18.	TAXES PAYABLE		$ (14,628)	$ (20,633)	$ (24,500)	$ (15,787)
19.	NOTES PAYABLE		$ -	$ -	$ -	$ -
20.	PROFESSIONAL FEES		$ 369,096	$ 984,480	$ 971,804	$ 1,146,856
21.	SECURED DEBT		$ -	$ -	$ -	$ -
22.	OTHER (ATTACH LIST)		$ 559,952	$ 836,758	$ 322,953	$ (7,609)
23.	TOTAL POSTPETITION LIABILITIES		$ 982,457	$ 2,025,665	$ 1,316,793	$ 1,489,959
PREPETITION LIABILITIES
24.	SECURED DEBT	$ 10,118,505	$ 10,168,789	$ 10,269,356	$ 10,369,923	$ 10,470,490
25.	PRIORITY DEBT	$ 1,751,288	$ 900,091	$ 600,548	$ 450,761	$ 244,276
26.	UNSECURED DEBT	$ 9,286,640	$ 9,345,809	$ 8,898,627	$ 8,662,818	$ 8,663,848
27.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
28.	TOTAL PREPETITION LIABILITIES	$ 21,156,433	$ 20,414,689	$ 19,768,531	$ 19,483,501	$ 19,378,614
29.	TOTAL LIABILITIES	$ 21,156,433	$ 21,397,146	$ 21,794,196	$ 20,800,294	$ 20,868,573
EQUITY
30.	PREPETITION OWNERS' EQUITY	$ 96,444,483	$ 16,627,024	$ 14,445,924	$ 10,663,685	$ 9,027,824
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)	$ (79,817,458)	$ (2,181,101)	$ (3,782,239)	$ (1,635,861)	$ (2,313,438)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)	$ -	$ -	$ -	$ -	$ -
33.	TOTAL EQUITY	$ 16,627,024	$ 14,445,924	$ 10,663,685	$ 9,027,824	$ 6,714,386
34.	TOTAL LIABILITIES & OWNERS' EQUITY	$ 37,783,458	$ 35,843,070	$ 32,457,881	$ 29,828,118	$ 27,582,960

GL Acct #	Description	Notes	Feb. 29, 2020
16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$ 1,418,198
16010	ASC 842 Right of Use Operating Leases Asset	Account reconciliation available upon request	$ 415,559
16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$ (410,144)
16011	ASC 842 Right of Use Operating Leases Asset Amortization	Account reconciliation available upon request	$ (99,763)
$ 1,323,850
		Per Page 1	$ 1,323,850
		Difference	$ -

(CR) / DR	(CR) / DR		(CR) / DR	(CR) / DR	(CR) / DR	(CR) / DR
Balance	Balance		POST - Petition Portion Only	Pre-Petition Still Existing at	POST - Petition Portion Only	Pre-Petition Still Existing at
Jan. 31, 2020	Feb. 29, 2020	GL Acct #	Jan. 31, 2020	Jan. 31, 2020	Feb. 29, 2020	Feb. 29, 2020
(1,524,542)	(1,403,004)	20106	(1,231,425)	(293,117)	(1,110,637)	(292,367)
-	-	20110	-	-	-	-
(282,084)	(282,084)	20250	-	(282,084)	-	(282,084)
(6,969)	(12,748)	20251	(6,969)	-	(12,748)	-
(17,216)	(17,590)	20602	(935)	(16,281)	(1,309)	(16,281)
(1,714,016)	(1,665,438)	20610	-	(1,714,016)	-	(1,665,438)
(3,544,827)	(3,380,864)

0	0	20210	-	-	-	-
(204,778)	0	20211	-	(204,778)	-	-
(41,000)	-	20215	(41,000)	-	-	-
-	-	20225	-	-	-	-
(1,273)	(1,398)	20230	(1,273)	-	(1,398)	-
(14,446)	(11,158)	20231	-	(14,446)	-	(11,158)
-	-	20232	-	-	-	-
(16,994)	(16,129)	20235	-	(16,994)	-	(16,129)
(259,166)	(258,679)	20240	(13,155)	(246,011)	(13,155)	(245,524)
-	-	20245	-	-	-	-
31,469	28,535	20255	-	31,469	-	28,535

0	0	20260	-	-	-	-
(15,095)	(15,095)	20405
(521,284)	(273,924)			(450,761)		(244,276)

(6,364,260)	(6,743,295)

(10,430,372)	(10,398,084)
(10,430,372)	(10,398,084)

			(1,294,757)		(1,139,247)
Professional Fees Separately Disclosed			(971,804)	Professional Fees Separately Disclosed	(1,146,856)
Total Post Petition Liabilities (Other)			(322,953)	Total Post Petition Liabilities (Other)	7,609

Monthly Operating Report
ACCRUAL BASIS-2
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

INCOME STATEMENT		NOVEMBER 13-30	DECEMBER 1-31	JANUARY 1-31	FEBRUARY 1-29
REVENUES
1.	GROSS REVENUES	$ 191,673	$ 314,168	$ 67,344	$ 342,062
2.	LESS: RETURNS & DISCOUNTS	$ 188,618	$ 332,378	$ 279,983	$ 340,015
3.	NET REVENUE	$ 3,055	$ (18,210)	$ (212,639)	$ 2,047
COST OF GOODS SOLD
4.	MATERIAL	$ 211,203	$ 182,556	$ 113,945	$ 130,547
5.	DIRECT LABOR	$ -	$ -	$ -	$ -
6.	DIRECT OVERHEAD	$ -	$ -	$ -	$ -
7.	TOTAL COST OF GOODS SOLD	$ 211,203	$ 182,556	$ 113,945	$ 130,547
8.	GROSS PROFIT (LOSS)	$ (208,148)	$ (200,766)	$ (326,584)	$ (128,500)
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$ 89,159	$ 114,563	$ 193,941	$ 145,276
10.	SELLING & MARKETING	$ 293,728	$ 1,351,157	$ 156,097	$ 134,892
11.	GENERAL & ADMINISTRATIVE	$ 1,051,830	$ 1,050,582	$ (183,449)	$ 712,919
12.	RENT & LEASE	$ 43,580	$ 70,855	$ 69,651	$ 70,555
13.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
14.	TOTAL OPERATING EXPENSES	$ 1,478,297	$ 2,587,157	$ 236,241	$ 1,063,641
15.	INCOME (LOSS) BEFORE NON-OPERATING INCOME & EXPENSE	$ (1,686,444)	$ (2,787,923)	$ (562,825)	$ (1,192,141)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATTACH LIST)	$ (2,258)	$ (99)	$ (7)	$ -
17.	NON-OPERATING EXPENSE (ATTACH LIST)	$ -	$ -	$ -	$ -
18.	INTEREST EXPENSE	$ 72,498	$ 284,363	$ 132,888	$ 204,803
19.	DEPRECIATION / DEPLETION	$ 55,320	$ 94,668	$ 93,314	$ 114,571
20.	AMORTIZATION	$ -	$ -	$ -	$ -
21.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
22.	NET OTHER (INCOME) & EXPENSES	$ 125,560	$ 378,932	$ 226,195	$ 319,374
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$ 369,096	$ 615,384	$ 805,624	$ 805,624
24.	U.S. TRUSTEE FEES	$ -	$ -	$ 41,217	$ -
25.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -
26.	TOTAL REORGANIZATION EXPENSES	$ 369,096	$ 615,384	$ 846,840	$ 805,624
27.	INCOME TAX	$ -	$ -	$ -	$ (3,701)
28.	NET PROFIT (LOSS)	$ (2,181,101)	$ (3,782,239)	$ (1,635,861)	$ (2,313,438)

GL Account Name	GL Acct #	GL Entries Feb. 1-29, 2020	Description
Other Income/Expense	80120	$ -	SVB bank account revenue share

Monthly Operating Report
ACCRUAL BASIS-3
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

CASH RECEIPTS AND DISBURSEMENTS		NOVEMBER 13-30	DECEMBER 1-31	JANUARY 1-31	QUARTER	FEBRUARY 1-29
1.	CASH - BEGINNING OF MONTH	$ 9,769,668	$ 9,565,361	$ 8,286,353		$ 7,292,985
RECEIPTS FROM OPERATIONS
2.	CASH SALES	$ -			$ -
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION	$ 1,351,696			$ 1,351,696
4.	POSTPETITION	$ -	$ 1,235,009	$ 1,140,688	$ 2,375,697	$ 306,205
5.	TOTAL OPERATING RECEIPTS	$ 1,351,696	$ 1,235,009	$ 1,140,688	$ 3,727,393	$ 306,205
NON-OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)	$ -			$ -
7.	SALE OF ASSETS	$ -			$ -
8.	OTHER (ATTACH LIST)	$ 22,334	$ 29,346	$ 61,644	$ 113,324	$ 29,062
9.	TOTAL NON-OPERATING RECEIPTS	$ 22,334	$ 29,346	$ 61,644	$ 113,324	$ 29,062
10.	TOTAL RECEIPTS	$ 1,374,030	$ 1,264,354	$ 1,202,333	$ 3,840,717	$ 335,268
11.	TOTAL CASH AVAILABLE	$ 11,143,698	$ 10,829,715	$ 9,488,686		$ 7,628,253
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$ 1,086,763	$ 1,676,732	$ 843,551	$ 3,607,046	$ 634,439
13.	PAYROLL TAXES PAID	$ 40,237	$ 90,933	$ 77,096	$ 208,266	$ 50,631
14.	SALES, USE & OTHER TAXES PAID	$ 18,537	$ 51,457	$ 24,231	$ 94,225	$ 38
15.	SECURED / RENTAL / LEASES	$ -	$ 318,821	$ 215,652	$ 534,473	$ 220,595
16.	UTILITIES	$ -			$ -
17.	INSURANCE	$ 207,471	$ 176,341	$ 106,402	$ 490,214	$ 191,019
18.	INVENTORY PURCHASES	$ -			$ -
19.	VEHICLE EXPENSES	$ -			$ -
20.	TRAVEL	$ -			$ -
21.	ENTERTAINMENT	$ -			$ -
22.	REPAIRS & MAINTENANCE	$ -			$ -
23.	SUPPLIES	$ -			$ -
24.	ADVERTISING	$ -			$ -
25.	OTHER (ATTACH LIST)	$ 225,330	$ 229,076	$ 596,605	$ 1,051,010	$ 131,101
26.	TOTAL OPERATING DISBURSEMENTS	$ 1,578,337	$ 2,543,362	$ 1,863,536	$ 5,985,235	$ 1,227,823
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES	$ -	$ -	$ 290,948	$ 290,948	$ 630,571
28.	U.S. TRUSTEE FEES	$ -	$ -	$ 41,217	$ 41,217	$ -
29.	OTHER (ATTACH LIST)	$ -			$ -
30.	TOTAL REORGANIZATION EXPENSES	$ -	$ -	$ 332,165	$ 332,165	$ 630,571
31.	TOTAL DISBURSEMENTS	$ 1,578,337	$ 2,543,362	$ 2,195,701	$ 6,317,400	$ 1,858,395
32.	NET CASH FLOW	$ (204,307)	$ (1,279,007)	$ (993,368)	$ (2,476,682)	$ (1,523,127)
33.	CASH - END OF MONTH	$ 9,565,361	$ 8,286,353	$ 7,292,985		$ 5,769,858

NON-OPERATING RECEIPTS
7,333	Non-Op Receipts - Interest on Asset Management Account Total
15	Non-Op Receipts Other - Legal Fee reimbursement
23	Non-Op Receipts Other - Payroll-related: Namely tax corrections
Non-Op Receipts Other - Vendor Deposit Refund
Non-Op Receipts Other - Payroll-related: Monthly Wageworks reimbursement (HSA, FSA, HRA, COBRA) Total
21,692	Non-Op Receipts Other - Cobra Reimbursements
29,062	8. OTHER

OPERATING DISBURSEMENTS
179	Op Disbursement - Other - Management Fee on Investment/Wageworks Acct Total
42,301	Op Disbursement - Other - Payroll-related: H.S.A./Acensus 401K/ F.S.A
4,249	Op Disbursement - Other - Bank Fee
Op Disbursement - Other -BOD payments
Op Disbursement - Other -BOD payments
84,373	Op Disbursement - Other Vendors Total

131,101	25. OTHER

Op Disbursement - Other - US Trustee
Op Disbursement - Other - Legal fees
-	Total Reorganization Expenses

Monthly Operating Report
ACCRUAL BASIS-4
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

ACCOUNTS RECEIVABLE AGING			NOVEMBER 30	DECEMBER 31	JANUARY 31	FEBRUARY 29
1.	0-30		$ 3,431,923	$ 1,620,337	$ 80,132	$ 526
2.	31-60		$ 511,331	$ 882,820	$ 810,452	$ 135,260
3.	61-90		$ 158,661	$ 328,917	$ 529,291	$ 704,026
4.	91+		$ 746,997	$ 766,957	$ 965,442	$ 1,217,195
5.	TOTAL ACCOUNTS RECEIVABLE		$ 4,848,912	$ 3,599,032	$ 2,385,317	$ 2,057,006
6.	AMOUNT CONSIDERED UNCOLLECTIBLE		$ (578,468)	$ (573,826)	$ (573,826)	$ (551,785)
7.	ACCOUNTS RECEIVABLE (NET)		$ 4,270,444	$ 3,025,206	$ 1,811,492	$ 1,505,221

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	February 29	2020

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL	$ -	$ -	$ -	$ -	$ -
2.	STATE	$ (15,787)	$ -	$ -	$ -	$ (15,787)
3.	LOCAL	$ -	$ -	$ -	$ -	$ -
4.	OTHER (ATTACH LIST)	$ -	$ -	$ -	$ -	$ -
5.	TOTAL TAXES PAYABLE	$ (15,787)	$ -	$ -	$ -	$ (15,787)

6.	ACCOUNTS PAYABLE	$366,499	$0	$0	$0	$ 366,499

STATUS OF POSTPETITION TAXES				MONTH:	February 29	2020

			BEGINNING	AMOUNT		ENDING
			TAX	WITHHELD AND/	AMOUNT	TAX
FEDERAL			LIABILITY	0R ACCRUED	PAID	LIABILITY
1.	WITHHOLDING	Payroll	$ -	$ 108,591	$ 108,591	$ -
2.	FICA-EMPLOYEE	Payroll	$ -	$ 48,085	$ 48,085	$ -
3.	FICA-EMPLOYER	Payroll	$ -	$ 48,085	$ 48,085	$ -
4.	UNEMPLOYMENT	Payroll	$ -	$ -	$ -	$ -
5.	INCOME		$ -	$ -	$ -	$ -
6.	OTHER (ATTACH LIST)		$ -	$ -	$ -	$ -
7.	TOTAL FEDERAL TAXES		$ -	$ 204,762	$ 204,762	$ -
STATE AND LOCAL
8.	WITHHOLDING	Payroll	$ -	$ 15,061	$ 15,061	$ -
9.	SALES		$ (31,469)	$ 2,934	$ -	$ (28,535)
10.	EXCISE		$ -	$ -	$ -	$ -
11.	UNEMPLOYMENT	Payroll	$ -	$ -	$ -	$ -
12.	REAL PROPERTY		$ 6,374	$ 6,374	$ -	$ 12,748
13.	PERSONAL PROPERTY		$ -	$ -	$ -	$ -
14.	OTHER (ATTACH LIST)		$ -	$ -	$ -	$ -
15.	TOTAL STATE & LOCAL		$ (25,095)	$ 24,369	$ 15,061	$ (15,787)
16.	TOTAL TAXES		$ (25,095)	$ 229,131	$ 219,822	$ (15,787)

Monthly Operating Report
ACCRUAL BASIS-5
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

				MONTH:	February 29	2020
BANK RECONCILIATIONS
		Account #1	Account #2	Account #3	Account #4
A. BANK:		Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank	Silicon Valley Bank
B. ACCOUNT NUMBER:		0826	2403	0906	8007	TOTAL
C. PURPOSE (TYPE):		Analysis Checking	Sweep Investment	Analysis Checking Lockbox	Utilities
1.	BALANCE PER BANK STATEMENT	$ -	$ 5,365,712	$ -	$ 41,533	$ 5,407,245
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$ -	$ (49,805)	$ -	$ -	$ (49,805)
3.	SUBTRACT: OUTSTANDING CHECKS	$ 170,071	$ -	$ -	$ -	$ 170,071
4.	OTHER RECONCILING ITEMS	$ -	$ -	$ -	$ -	$ -
5.	MONTH END BALANCE PER BOOKS	$ (170,071)	$ 5,315,907	$ -	$ 41,533	$ 5,187,369
6.	NUMBER OF LAST CHECK WRITTEN	7477	N/A	N/A	N/A

INVESTMENT ACCOUNTS

		DATE OF		TYPE OF	PURCHASE	CURRENT
BANK, ACCOUNT NAME & NUMBER		PURCHASE		INSTRUMENT	PRICE	VALUE
7.	Silicon Valley Bank Asset Mgmnt x1350	N/A		N/A	N/A	$ 582,489
8.
9.
10.
11.	TOTAL INVESTMENTS					$ 582,489

CASH

12.	CURRENCY ON HAND					$ -

13.	TOTAL CASH - END OF MONTH					$ 5,769,858

Monthly Operating Report
ACCRUAL BASIS-6
CASE NAME:		Nuvectra Corporation

CASE NUMBER:		19-43090

				MONTH:	February 1-29	2020

PAYMENTS TO INSIDERS AND PROFESSIONALS

INSIDERS
		TYPE OF	AMOUNT	TOTAL PAID
	NAME	PAYMENT	PAID	TO DATE
1.	Fred Parks	Payroll	$ 41,752	$ 123,058
2.	Jennifer Kosharek	Payroll	$ 32,387	$ 91,203
3.	Ben Tranchina	Payroll	$ 30,856	$ 85,229
4.	Bonnie Schmidt	Payroll	$ 19,408	$ 54,772
5.	N/A	N/A	$ -	$ -
6.	TOTAL PAYMENTS TO INSIDERS		$ 124,403	$ 354,262

PROFESSIONALS
		DATE OF COURT				TOTAL
		ORDER AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
	NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID
1.	Norton Rose Fulbright LLP	N/A	N/A	$ 217,015	$ 217,015	$ 286,326
2.	Dorsey & Whitney LLP	N/A	N/A	$ 143,911	$ 143,911	$ 285,955
3.	Alvarez & Marsal LLC	N/A	N/A	$ 151,192	$ 151,192	$ 177,798
4.	Stout	N/A	N/A	$ 50,000	$ 202,336	$ -
5.	KCC	N/A	N/A	$ 68,453	$ 207,065	$ 204,647
6.	Lenders (SVB & Oxford)	N/A	$ -	$ -	$ -	$ -
7.	Unsecured Creditors Committee	N/A	$ -	$ -	$ -	$ 192,131
8.	TOTAL PAYMENTS TO PROFESSIONALS			$ 630,571	$ 921,519	$ 1,146,856

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

			SCHEDULED	AMOUNTS
			MONTHLY	PAID	TOTAL
			PAYMENTS	DURING	UNPAID
NAME OF CREDITOR			DUE	MONTH	POSTPETITION
1.	Silicon Valley Bank		$ 59,847	$ 59,847	$ -
2.	Oxford Finance		$ 59,847	$ 59,847	$ -
3.	Integer / Greatbatch		$ 44,082	$ 44,082	$ -
4.	EOS Development LLC / 105 EDGEVIEW OWNER LP		$ 40,514	$ 40,514	$ -
5.	N/A		$ -	$ -	$ -
6.	TOTAL		$ 204,291	$ 204,291	$ -

Monthly Operating Report
ACCRUAL BASIS-7
CASE NAME:	Nuvectra Corporation

CASE NUMBER:	19-43090

			MONTH:	February 29	2020

QUESTIONNAIRE

				YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?				X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?				X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?				X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?				X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?				X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?				X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?				X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?				X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?				X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?				X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?				X
12.	ARE ANY WAGE PAYMENTS PAST DUE?				X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
				YES	NO
1.	ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?			X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?			X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN
CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION
BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF				PAYMENT AMOUNT
POLICY	CARRIER	PERIOD COVERED		& FREQUENCY
N/A	N/A	N/A	N/A	N/A	N/A